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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  January 28, 2003


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                       333-36804               56-2156823
(State or Other Jurisdiction of    Commission File Number      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





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   The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits.

     99.1 Presentation made on January 28, 2003 by J. Stephen Vanderwoude, Chief Executive Officer of Madison River Capital, LLC, and Paul H. Sunu, Chief Financial Officer of Madison River Capital, LLC, at the JPMorgan Annual High Yield Conference 2003 in New Orleans, Louisiana.


ITEM 9.  Regulation FD Disclosure

     On January 28, 2003, J. Stephen Vanderwoude, Chief Executive Officer of Madison River Capital, LLC, and Paul H. Sunu, Chief Financial Officer of Madison River Capital, LLC, made a presentation at the JPMorgan Annual High Yield Conference 2003 in New Orleans, Louisiana. The presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MADISON RIVER CAPITAL, LLC


Date:  January 28, 2003                /s/  PAUL H. SUNU
                                       ---------------------------
                                       Name:  Paul H. Sunu
                                       Title:  Managing Director, Chief
                                               Financial Officer and Secretary

                                 EXHIBIT INDEX

  Exhibit
  Number                                Description
  -------    ------------------------------------------------------------------
   99.1      Presentation made on January 28, 2003 by J. Stephen Vanderwoude,
             Chief Executive Officer of Madison River Capital, LLC, and Paul H.
             Sunu, Chief Financial Officer of Madison River Capital, LLC, at the
             JPMorgan Annual High Yield Conference 2003 in New Orleans,
             Louisiana.